EXHIBIT 99.1

StoneX Group Inc. Reports Fiscal 2025 First Quarter Financial Results

Record Quarterly Net Operating Revenues of $492.1 million, up 17%
Record Quarterly Net Income of $85.1 million, ROE of 19.5%
Record Quarterly Diluted EPS of $2.54 per share, up 19%
Announces a Three-for-Two Stock Split

New York, NY – February 5, 2025 – StoneX Group Inc. (the “Company”; NASDAQ: SNEX), a global financial services network that connects companies, organizations, traders and investors to the global market ecosystem through a unique blend of digital platforms, end-to-end clearing and execution services, high touch service and deep expertise, today announced its financial results for the fiscal year 2025 first quarter ended December 31, 2024. In addition and as discussed further below, on February 5, 2024, the Company’s Board of Directors approved a three-for-two split of the Company’s common stock.
Sean O’Connor, the Company’s Executive Vice-Chairman of the Board, stated, “We achieved another record quarterly result, building on momentum realized through fiscal 2024, reporting net income of $85.1 million, a 23% increase over the prior year quarter, diluted EPS of $2.54, and a 19.5% return on equity for the first fiscal quarter of 2025. We experienced continued strong client engagement with increased volumes across all operating segments and products despite relatively low volatility.”

StoneX Group Inc. Summary Financials
Consolidated financial statements for the Company will be included in our Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission (the “SEC”). Upon filing, the Quarterly Report on Form 10-Q will also be made available on the Company’s website at www.stonex.com.

	Three Months Ended December 31,
(Unaudited) (in millions, except share and per share amounts)	2024	2023	% Change
Revenues:
Sales of physical commodities	$27,051.1	$18,820.9	44%
Principal gains, net	308.9	293.8	5%
Commission and clearing fees	149.3	129.7	15%
Consulting, management, and account fees	47.8	38.5	24%
Interest income	378.2	290.1	30%
Total revenues	27,935.3	19,573.0	43%
Cost of sales of physical commodities	26,991.0	18,788.8	44%
Operating revenues	944.3	784.2	20%
Transaction-based clearing expenses	86.5	74.3	16%
Introducing broker commissions	44.3	39.1	13%
Interest expense	306.2	236.0	30%
Interest expense on corporate funding	15.2	13.2	15%
Net operating revenues	492.1	421.6	17%
Compensation and other expenses:
Variable compensation and benefits	133.3	121.9	9%
Fixed compensation and benefits	119.2	96.2	24%
Trading systems and market information	20.0	18.7	7%
Professional fees	19.0	15.7	21%
Non-trading technology and support	19.7	16.9	17%
Occupancy and equipment rental	13.0	7.7	69%
Selling and marketing	12.0	11.7	3%
Travel and business development	8.4	7.1	18%
Communications	2.1	2.2	(5)%
Depreciation and amortization	15.7	11.2	40%
Bad debts (recoveries), net	1.8	(0.3)	n/m
Other	16.7	16.9	(1)%
Total compensation and other expenses	380.9	325.9	17%
Other gains	5.7	—	n/m
Income before tax	116.9	95.7	22%
Income tax expense	31.8	26.6	20%
Net income	$85.1	$69.1	23%
Earnings per share:(1)
Basic	$2.66	$2.20	21%
Diluted	$2.54	$2.13	19%
Weighted-average number of common shares outstanding:(1)
Basic	30,976,042	30,233,107	2%
Diluted	32,444,772	31,274,307	4%

Return on equity (“ROE”)(1)	19.5%	19.3%
ROE on tangible book value(1)	20.5%	20.5%
n/m = not meaningful to present as a percentage

(1)	The Company calculates ROE on stated book value based on net income divided by average stockholders’ equity. For the calculation of ROE on tangible book value, the amount of goodwill and intangibles, net is excluded from stockholders’ equity.

The following table presents our consolidated operating revenues by segment for the periods indicated.

	Three Months Ended December 31,
(in millions)	2024	2023	% Change
Segment operating revenues represented by:
Commercial	$232.3	$198.4	17%
Institutional	539.6	435.7	24%
Self-Directed/Retail	124.1	92.5	34%
Payments	58.1	60.6	(4)%
Corporate	11.1	9.2	21%
Eliminations	(20.9)	(12.2)	71%
Operating revenues	$944.3	$784.2	20%
The following table presents our consolidated income by segment for the periods indicated.

	Three Months Ended December 31,
(in millions)	2024	2023	% Change
Segment income represented by:
Commercial	$102.2	$87.2	17%
Institutional	78.1	65.2	20%
Self-Directed/Retail	56.9	28.7	98%
Payments	34.1	35.0	(3)%
Total segment income	$271.3	$216.1	26%
Reconciliation of segment income to income before tax:
Segment income	$271.3	$216.1	26%
Net operating loss within Corporate (1)	(21.1)	(15.6)	35%
Overhead costs and expenses	(133.3)	(104.8)	27%
Income before tax	$116.9	$95.7	22%

(1)	Includes interest expense on corporate funding.
Key Operating Metrics
The tables below present operating revenues disaggregated across the key products we provide to our clients and select operating data and metrics used by management in evaluating our performance, for the periods indicated.

	Three Months Ended December 31,
	2024	2023	% Change
Operating Revenues (in millions):
Listed derivatives	$111.8	$109.2	2%
Over-the-counter (“OTC”) derivatives	36.6	44.5	(18)%
Securities	401.8	316.2	27%
FX/Contracts for difference (“CFD”) contracts	98.6	74.6	32%
Payments	56.8	59.4	(4)%
Physical contracts	92.6	51.4	80%
Interest/fees earned on client balances	107.6	98.4	9%
Other	48.3	33.5	44%
Corporate	11.1	9.2	21%
Eliminations	(20.9)	(12.2)	71%
	$944.3	$784.2	20%
Volumes and Other Select Data:
Listed derivatives (contracts, 000’s)	53,180	50,759	5%
Listed derivatives, average rate per contract (“RPC”)(1)	$2.03	$2.03	—%
Average client equity - listed derivatives (millions)	$6,620	$6,170	7%
OTC derivatives (contracts, 000’s)	859	814	6%
OTC derivatives, average RPC	$42.84	$54.92	(22)%
Securities average daily volume (“ADV”) (millions)	$8,733	$6,224	40%
Securities rate per million (“RPM”) (2)	$237	$295	(20)%
Average money market/FDIC sweep client balances (millions)	$1,197	$1,060	13%
FX/CFD contracts ADV (millions)	$11,685	$10,917	7%
FX/CFD contracts RPM	$133	$109	22%
Payments ADV (millions)	$84	$75	12%
Payments RPM	$10,414	$12,557	(17)%

(1)	Give-up fee revenues, related to contract execution for clients of other FCMs, as well as cash and voice brokerage revenues are excluded from the calculation of listed derivatives, average rate per contract.
(2)	Interest expense associated with our fixed income activities is deducted from operating revenues in the calculation of Securities RPM while interest income related to securities lending is excluded.

Interest expense

	Three Months Ended December 31,
(in millions)	2024	2023	% Change
Interest expense attributable to:
Trading activities:
Institutional dealer in fixed income securities	$223.6	$172.1	30%
Securities borrowing	22.0	14.6	51%
Client balances on deposit	33.8	36.3	(7)%
Short-term financing facilities of subsidiaries and other direct interest of operating segments	26.8	13.0	106%
	306.2	236.0	30%
Corporate funding	15.2	13.2	15%
Total interest expense	$321.4	$249.2	29%
Increased interest expense attributable to trading activities principally resulted from an increase in our fixed income, securities borrowing, and physical business activities. The increase in interest expense for the three months ended December 31, 2024 attributable to corporate funding was principally due to an increase in the aggregate amount of senior secured notes outstanding, related to the March 1, 2024 issuance of our 7.875% Senior Secured Notes due 2031 (the “Notes due 2031”), effectively replacing our 8.625% Senior Secured Notes due 2025 (“the Notes due 2025”). This increase was partially offset by lower average borrowings on our revolving credit facility.
Variable vs. Fixed Expenses
The table below sets forth our variable expenses and non-variable expenses as a percentage of total non-interest expenses for the periods indicated.

	Three Months Ended December 31,
(in millions)	2024	% of Total	2023	% of Total
Variable compensation and benefits	$133.3	26%	$121.9	28%
Transaction-based clearing expenses	86.5	17%	74.3	17%
Introducing broker commissions	44.3	9%	39.1	9%
Total variable expenses	264.1	52%	235.3	54%
Fixed compensation and benefits	119.2	23%	96.2	22%
Other fixed expenses	126.6	25%	108.1	24%
Bad debts (recoveries), net	1.8	—%	(0.3)	—%
Total non-variable expenses	247.6	48%	204.0	46%
Total non-interest expenses	$511.7	100%	$439.3	100%

Other Gains, net
The results of the three months ended December 31, 2024 included nonrecurring gains of $5.7 million resulting from proceeds received from class action settlements.

Segment Results
Our business activities are managed through four operating segments, including Commercial, Institutional, Self-Directed/Retail and Payments.
The tables below present the financial performance, a disaggregation of operating revenues, and select operating data and metrics used by management in evaluating the performance of our segments, for the periods indicated. Additional information on the performance of our segments will be included in our Quarterly Report on Form 10-Q to be filed with the SEC.
Commercial

	Three Months Ended December 31,
(in millions)	2024	2023	% Change
Revenues:
Sales of physical commodities	$27,033.7	$18,809.5	44%
Principal gains, net	67.2	77.1	(13)%
Commission and clearing fees	48.7	44.3	10%
Consulting, management and account fees	6.5	5.8	12%
Interest income	52.9	41.3	28%
Total revenues	27,209.0	18,978.0	43%
Cost of sales of physical commodities	26,976.7	18,779.6	44%
Operating revenues	232.3	198.4	17%
Transaction-based clearing expenses	17.6	15.8	11%
Introducing broker commissions	11.3	10.4	9%
Interest expense	14.2	8.8	61%
Net operating revenues	189.2	163.4	16%
Variable compensation and benefits	43.5	37.0	18%
Net contribution	145.7	126.4	15%
Fixed compensation and benefits	17.0	15.5	10%
Other fixed expenses	25.3	23.8	6%
Bad debts (recoveries), net	1.2	(0.1)	n/m
Non-variable direct expenses	43.5	39.2	11%
Segment income	102.2	87.2	17%
Allocation of overhead costs	9.7	8.8	10%
Segment income, less allocation of overhead costs	$92.5	$78.4	18%

	Three Months Ended December 31,
	2024	2023	% Change
Operating Revenues (in millions):
Listed derivatives	$62.2	$59.4	5%
OTC derivatives	36.6	44.5	(18)%
Physical contracts	90.1	50.6	78%
Interest/fees earned on client balances	36.6	37.2	(2)%
Other	6.8	6.7	1%
	$232.3	$198.4	17%

Volumes and Other Select Data:
Listed derivatives (contracts, 000’s)	10,608	9,523	11%
Listed derivatives, average RPC (1)	$5.67	$5.95	(5)%
Average client equity - listed derivatives (millions)	$1,727	$1,700	2%
OTC derivatives (contracts, 000’s)	859	814	5%
OTC derivatives, average RPC	$42.84	$54.92	(22)%

(1)	Give-up fee revenues, related to contract execution for clients of other FCMs, as well as cash and voice brokerage revenues are excluded from the calculation of listed derivatives, average RPC.

Institutional

	Three Months Ended December 31,
(in millions)	2024	2023	% Change
Revenues:
Sales of physical commodities	$—	$—	—%
Principal gains, net	108.6	103.2	5%
Commission and clearing fees	85.7	73.3	17%
Consulting, management and account fees	20.3	17.3	17%
Interest income	325.0	241.9	34%
Total revenues	539.6	435.7	24%
Cost of sales of physical commodities	—	—	—%
Operating revenues	539.6	435.7	24%
Transaction-based clearing expenses	63.0	52.9	19%
Introducing broker commissions	8.1	7.7	5%
Interest expense	294.5	226.5	30%
Net operating revenues	174.0	148.6	17%
Variable compensation and benefits	56.2	48.4	16%
Net contribution	117.8	100.2	18%
Fixed compensation and benefits	18.6	16.4	13%
Other fixed expenses	22.4	19.0	18%
Bad debts (recoveries), net	—	(0.4)	(100)%
Non-variable direct expenses	41.0	35.0	17%
Other gain	1.3	—	n/m
Segment income	$78.1	$65.2	20%
Allocation of overhead costs	14.8	12.8	16%
Segment income, less allocation of overhead costs	$63.3	$52.4	21%

	Three Months Ended December 31,
	2024	2023	% Change
Operating Revenues (in millions):
Listed derivatives	$49.6	$49.8	—%
Securities	373.5	293.6	27%
FX contracts	9.6	8.0	20%
Interest/fees earned on client balances	70.3	60.5	16%
Other	36.6	23.8	54%
	$539.6	$435.7	24%

Volumes and Other Select Data:
Listed derivatives (contracts, 000’s)	42,572	41,236	3%
Listed derivatives, average RPC (1)	$1.12	$1.12	—%
Average client equity - listed derivatives (millions)	$4,893	$4,470	9%
Securities ADV (millions)	$8,733	$6,224	40%
Securities RPM (2)	$237	$295	(20)%
Average money market/FDIC sweep client balances (millions)	$1,197	$1,060	13%
FX contracts ADV (millions)	$4,082	$3,970	3%
FX contracts RPM	$36	$34	6%

(1)	Give-up fee revenues, related to contract execution for clients of other FCMs, revenues are excluded from the calculation of listed derivatives, average RPC.
(2)	Interest expense associated with our fixed income activities is deducted from operating revenues in the calculation of Securities RPM, while interest income related to securities lending is excluded.

Self-Directed/Retail

	Three Months Ended December 31,
(in millions)	2024	2023	% Change
Revenues:
Sales of physical commodities	$17.4	$11.4	53%
Principal gains, net	79.5	55.6	43%
Commission and clearing fees	13.5	11.2	21%
Consulting, management and account fees	19.3	14.1	37%
Interest income	8.7	9.4	(7)%
Total revenues	138.4	101.7	36%
Cost of sales of physical commodities	14.3	9.2	55%
Operating revenues	124.1	92.5	34%
Transaction-based clearing expenses	3.4	3.5	(3)%
Introducing broker commissions	24.0	20.4	18%
Interest expense	2.1	1.6	31%
Net operating revenues	94.6	67.0	41%
Variable compensation and benefits	3.0	4.4	(32)%
Net contribution	91.6	62.6	46%
Fixed compensation and benefits	9.4	10.3	(9)%
Other fixed expenses	29.2	23.5	24%
Bad debts, net of recoveries	0.5	0.1	400%
Non-variable direct expenses	39.1	33.9	15%
Other gain	4.4	—	n/m
Segment income	56.9	28.7	98%
Allocation of overhead costs	12.6	11.5	10%
Segment income, less allocation of overhead costs	$44.3	$17.2	158%

	Three Months Ended December 31,
	2024	2023	% Change
Operating Revenues (in millions):
Securities	$28.3	$22.6	25%
FX/CFD contracts	89.0	66.6	34%
Physical contracts	2.5	0.8	213%
Interest/fees earned on client balances	0.7	0.7	—%
Other	3.6	1.8	100%
	$124.1	$92.5	34%

Volumes and Other Select Data:
FX/CFD contracts ADV (millions)	$7,603	$6,948	9%
FX/CFD contracts RPM	$185	$151	23%

Payments

	Three Months Ended December 31,
(in millions)	2024	2023	% Change
Revenues:
Sales of physical commodities	$—	$—	—%
Principal gains, net	54.4	57.5	(5)%
Commission and clearing fees	1.8	1.5	20%
Consulting, management, account fees	1.3	0.9	44%
Interest income	0.6	0.7	(14)%
Total revenues	58.1	60.6	(4)%
Cost of sales of physical commodities	—	—	—%
Operating revenues	58.1	60.6	(4)%
Transaction-based clearing expenses	1.8	1.8	—%
Introducing broker commissions	0.9	0.6	50%
Interest expense	—	—	—%
Net operating revenues	55.4	58.2	(5)%
Variable compensation and benefits	9.1	10.6	(14)%
Net contribution	46.3	47.6	(3)%
Fixed compensation and benefits	6.6	7.3	(10)%
Other fixed expenses	5.5	5.2	6%
Bad debts, net of recoveries	0.1	0.1	—%
Total non-variable direct expenses	12.2	12.6	(3)%
Segment income	34.1	35.0	(3)%
Allocation of overhead costs	5.6	5.1	10%
Segment income, less allocation of overhead costs	$28.5	$29.9	(5)%

	Three Months Ended December 31,
	2024	2023	% Change
Operating Revenues (in millions):
Payments	$56.8	$59.4	(4)%
Other	1.3	1.2	8%
	$58.1	$60.6	(4)%

Volumes and Other Select Data:
Payments ADV (millions)	$84	$75	12%
Payments RPM	$10,414	$12,557	(17)%

Overhead Costs and Expenses
We incur overhead costs and expenses, including certain shared services such as information technology, accounting and treasury, credit and risk, legal and compliance, and human resources and other activities. The following table provides information regarding overhead costs and expenses. The allocation of overhead costs to operating segments includes costs associated with compliance, technology, and credit and risk costs. The share of allocated costs is based on resources consumed by the relevant businesses. In addition, the allocation of human resources and occupancy costs is principally based on employee costs within the relevant businesses.

	Three Months Ended December 31,
(in millions)	2024	2023	% Change
Compensation and benefits:
Variable compensation and benefits	$20.2	$19.4	4%
Fixed compensation and benefits	61.0	40.6	50%
	81.2	60.0	35%
Other expenses:
Occupancy and equipment rental	12.1	7.3	66%
Non-trading technology and support	15.3	13.0	18%
Professional fees	8.7	7.5	16%
Depreciation and amortization	6.4	5.5	16%
Communications	1.5	1.6	(6)%
Selling and marketing	0.9	1.3	(31)%
Trading systems and market information	1.6	1.7	(6)%
Travel and business development	2.6	1.7	53%
Other	3.0	5.2	(42)%
	52.1	44.8	16%
Overhead costs and expenses	133.3	104.8	27%
Allocation of overhead costs	(42.7)	(38.2)	12%
Overhead costs and expense, net of allocation to operating segments	$90.6	$66.6	36%

Balance Sheet Summary
The following table below provides a summary of asset, liability and stockholders’ equity information for the periods indicated.

(Unaudited) (in millions, except for share and per share amounts)	December 31, 2024	September 30, 2024
Summary asset information:
Cash and cash equivalents	$1,398.2	$1,269.0
Cash, securities and other assets segregated under federal and other regulations	$3,156.6	$2,841.2
Securities purchased under agreements to resell	$5,479.2	$5,201.5
Securities borrowed	$2,120.7	$1,662.3
Deposits with and receivables from broker-dealers, clearing organizations and counterparties, net	$7,783.9	$7,283.2
Receivables from clients, net and notes receivable, net	$1,096.3	$1,013.1
Financial instruments owned, at fair value	$6,918.1	$6,767.1
Physical commodities inventory, net	$861.4	$681.1
Property and equipment, net	$145.1	$143.1
Operating right of use assets	$159.7	$157.0
Goodwill and intangible assets, net	$87.0	$80.6
Other	$379.1	$367.1

Summary liability and stockholders’ equity information:
Accounts payable and other accrued liabilities	$491.3	$548.8
Operating lease liabilities	$198.6	$195.9
Payables to clients	$11,338.2	$10,345.9
Payables to broker-dealers, clearing organizations and counterparties	$445.5	$734.2
Payables to lenders under loans	$550.0	$338.8
Senior secured borrowings, net	$543.3	$543.1
Securities sold under agreements to repurchase	$8,872.9	$8,581.3
Securities loaned	$1,826.5	$1,615.9
Financial instruments sold, not yet purchased, at fair value	$3,541.6	$2,853.3
Stockholders’ equity	$1,777.4	$1,709.1

Common stock outstanding - shares	32,034,629	31,874,447
Net asset value per share	$55.48	$53.62
Three-for-Two Stock Split
On February 5, 2025, the Company’s Board of Directors approved a three-for-two split of its common stock to make stock ownership more accessible to employees and investors. The stock split will be effected as a stock dividend entitling each stockholder of record to receive one additional share of common stock for every two shares owned. Additional shares issued as a result of the stock dividend will be distributed after close of trading on March 21, 2025, to stockholders of record at the close of business on March 11, 2025. Cash will be distributed in lieu of fractional shares based on the opening price of a share of common stock on March 12, 2025. Trading is expected to begin on a stock split-adjusted basis at market open on March 24, 2025. All share and per share amounts contained herein have not been retroactively adjusted for this subsequent stock split.

Conference Call & Web Cast
A conference call to discuss the Company’s financial results will be held tomorrow, Thursday, February 6, 2025 at 9:00 a.m. Eastern time. The call may also include discussion of Company developments, and forward-looking and other material information about business and financial matters. A live webcast of the conference call as well as additional information to review during the call will be made available in PDF form on-line on the Company’s corporate web site at https://register.vevent.com/register/BIe20141cf7fd043c89fde461964a3582e approximately ten minutes prior to the start time. Participants may preregister for the conference call here.
For those who cannot access the live broadcast, a replay of the call will be available at https://www.stonex.com.
About StoneX Group Inc.
StoneX Group Inc., through its subsidiaries, operates a global financial services network that connects companies, organizations, traders and investors to the global market ecosystem through a unique blend of digital platforms, end-to-end clearing and execution services, high touch service and deep expertise. The Company strives to be the one trusted partner to its clients, providing its network, product and services to allow them to pursue trading opportunities, manage their market risks, make investments and improve their business performance. A Fortune-500 company headquartered in New York City and listed on the Nasdaq Global Select Market (NASDAQ:SNEX), StoneX Group Inc. and its more than 4,600 employees serve more than 54,000 commercial, institutional, and payments clients, and more than 400,000 retail accounts, from more than 80 offices spread across six continents. Further information on the Company is available at www.stonex.com.
Forward Looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as those pertaining to the Company’s financial condition, results of operations, business strategy, financial needs of the Company and the stock split. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “may,” “could,” “intend,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms and similar expressions, as they relate to StoneX Group Inc., are intended to identify forward-looking statements.
These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the Company. These forward-looking statements involve known and unknown risks and uncertainties, many of which are beyond the control of the Company, including adverse changes in economic, political and market conditions, including losses from our market-making and trading activities arising from counterparty failures, the loss of key personnel, the impact of increasing competition, the impact of changes in government regulation, the possibility of liabilities arising from violations of foreign, United States (“U.S.”) federal and U.S. state securities laws, the impact of changes in technology in the securities and commodities trading industries, and other risks discussed in our filings with the SEC, including Part I, Item 1A of our Annual Report on Form 10-K for the year ended September 30, 2024. Although we believe that our forward-looking statements are based upon reasonable assumptions regarding our business and future market conditions, there can be no assurances that our actual results will not differ materially from any results expressed or implied by our forward-looking statements.
These forward-looking statements speak only as of the date of this press release. StoneX Group Inc. undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.
StoneX Group Inc.
Investor inquiries:
Kevin Murphy
(212) 403 - 7296
kevin.murphy@stonex.com
SNEX-G